PBHG FUNDS
                       Supplement Dated September 30, 2005


This Supplement updates certain information contained in the currently effective Prospectuses of PBHG Funds, each dated July 22, 2005. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.pbhgfunds.com.


Pacific Financial Research, Inc. ("PFR"), sub-adviser to the Clipper Focus Fund, has announced its intention to reogranize with an affiliated company Barrow, Hanley, Mewhinney & Strauss, Inc. on or about January 1, 2006. The reorganization is part of a succession planning process to address the recent decision of three of the six principals of PFR and portfolio managers of the Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on December 31, 2005. Messrs. Gipson, Sandler and Veaco intend to continue their current roles in managing the Clipper Focus Fund through year end. The Board of PBHG Funds intends to work with PFR and its parent company Old Mutual Asset Management to ensure uninterrupted portfolio management for the Clipper Focus Fund and is considering the reorganization of PFR.